INCORPORATED UNDER THE LAWS OF
                                    DELAWARE

Number  001                                                           -5- Shares

                     SEE RESTRICTIVE LEGEND ON REVERSE SIDE

                              CERPROBE CORPORATION

                  The Corporation is authorized to issue 1,000
             shares of Series A Preferred Stock, par value $.05 each


THIS CERTIFIES THAT  WOOD GUNDY (LONDON) LIMITED


is the registered holder of ***FIVE*** Shares of the Series A Preferred Stock of CerProbe Corporation transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

         IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 16th day of January, 1996.

                              CERPROBE CORPORATION
                             CORPORATE * SEAL * 1967
                                    DELAWARE

                  SECRETARY                                PRESIDENT


Countersigned by:

American Securities Transfer, Inc.

         THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S ("REGULATION S") PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION OR SAFE HARBOR FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

         THE  ISSUER  WILL  FURNISH,  WITHOUT  CHARGE,  TO THE  HOLDER  OF  THIS
CERTIFICATE, UPON REQUEST, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF THIS SERIES A PREFERRED STOCK AND EACH OTHER CLASS AND SERIES OF STOCK OF THE CORPORATION, IF ANY, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.


         The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM    -as tenants in common          UNIF GIFT MIN ACT-.....Custodian..
    TEN ENT    -as tenants by the entireties                      (Cust) (Minor)
    JT TEN     -as joint tenants with right of     under Uniform Gifts to Minors
                survivorship and not as tenants   Act...........................
                in common                                     (State)


     Additional abbreviations may also be used though not in the above list.
- --------------------------------------------------------------------------------

For Value Received,_______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

- -----------------------------

- -----------------------------


- --------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                                                                          Shares
- ------------------------------------------------------------------------
  of the Preferred Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated_______________________



                                ________________________________________________
                                NOTICE: THE  SIGNATURE(S)  TO  THIS   ASSIGNMENT
                                        MUST  CORRESPOND  WITH  THE  NAME(S)  AS
                                        WRITTEN UPON THE FACE OF THE CERTIFICATE
                                        IN EVERY PARTICULAR,  WITHOUT ALTERATION
                                        OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
Signature(s) Guaranteed:

________________________
The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.